Common stock	9 Months Ended	12 Months Ended
	Oct. 31, 2019	Jan. 31, 2019
Common Stock [Member]
Common stock

7. Common stock

The Company closed an IPO on July 22, 2019 and filed an amended and restated certificate of incorporation authorizing the issuance of up to 500,000,000 shares of common stock, par value $0.01 per share.

Upon completion of the IPO, the Company issued and sold 7,812,500 shares of common stock at an issuance price of $18.00 per share resulting in net proceeds of $130,781, after deducting underwriting discounts and commissions. In addition, all outstanding shares of Convertible Preferred stock converted into 25,311,515 shares of common stock (See Note 8) and the Company issued 588,763 shares of common stock as a result of the cashless exercise of warrants (See Note 10). An additional 53,023 shares of common stock were issued as a result of the cashless exercise of warrants as of October 31, 2019 (See Note 10).

6. Common stock

The Company’s Sixth Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of up to 80,000,000 shares of common stock, par value of $0.01 per share. Each share of common stock is entitled to one vote per share, pursuant to certain restrictions.

	January 31,
	2018		2019

	Shares	Amount	Shares	Amount
Common stock	1,638,331	$16	1,994,721	$20

As of January 31, 2018 and 2019, the Company has reserved the following shares of common stock for future issuance:

	January 31,

	2018	2019
Senior redeemable convertible preferred stock (Senior A)	6,223,202	6,223,202
Senior redeemable convertible preferred stock (Senior B)	4,185,616	4,185,616
Junior convertible preferred stock	14,902,717	14,902,717
Warrants to purchase Senior A redeemable convertible preferred stock	358,979	358,979
Warrants to purchase Junior redeemable convertible preferred stock	258,675	222,819
Warrants to purchase common stock	256,411	256,411
Employee stock options	5,291,791	5,055,505

Total	31,477,391	31,205,249